               Oppenheimer Commodity Strategy Total Return Fund
                     Oppenheimer International Growth Fund
               Oppenheimer Quest International Value Fund, Inc.

                Prospectus Supplement dated September 11, 2008

     This supplement amends the Prospectus of each of the above referenced funds
(each a "Fund") and is in addition to any other  supplements.  The Prospectus of each Fund is amended by adding the following:

     Effective January 1, 2009, the 2% redemption fee imposed on the proceeds of shares  redeemed  (by sale or  exchange)  within  30 days of their  purchase  is discontinued. The Fund's other policies and procedures with respect to excessive short-term trading remain in full effect.

September 11, 2008                                                   PS0000.044